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                                                               EXHIBIT 10.26


              SECOND AMENDMENT TO CREDIT AGREEMENT
              ------------------------------------


     This SECOND AMENDMENT TO CREDIT AGREEMENT is made and

entered into effective as of October 1, 1998 (this "Amendment")
                                                    ---------
among WILLBROS GROUP, INC., a Republic of Panama corporation

("WGI" or the "Company"); the Designated Subsidiaries from time
  ---          -------
to time (WGI and such Designated Subsidiaries collectively, the

"Borrowers" and individually, a "Borrower");
 ---------                       --------
CREDIT LYONNAIS NEW YORK BRANCH, as a Bank and as Co-Agent; the

several financial institutions from time to time parties to the

Credit Agreement defined below (collectively, the "Banks" and
                                                   -----
individually, a "Bank"), and ABN AMRO BANK N.V., individually
                 ----
("ABN AMRO") as a Bank and as agent for the Banks (in such
  --------
capacity, the "Agent").
               -----


                         R E C I T A L S
                         - - - - - - - -

     A. The Borrowers, the Agent, the Co-Agent and the Banks previously entered into that certain Credit Agreement dated as of February 20, 1997, as amended by First Amendment to Credit Agreement dated as of April 2, 1998 (such Credit Agreement as amended called the "Credit Agreement"), pursuant to which the
                    ----------------
Lenders agreed to make certain loans to and extensions of credit on behalf of the Borrowers upon the terms and conditions as provided therein.

     B. The Company desires to purchase outstanding shares of its common stock, and the Banks are agreeable to such request.

     C. In connection with that request, the Borrowers, the Agent, the Co-Agent and the Banks now desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2.   The definition of "Agreement" in Section 1.1 of the
                             ---------
Credit Agreement is hereby amended to read as follows:

          "Agreement" means this Credit Agreement, as amended
           ---------
     by the First Amendment and the Second Amendment and as the same may be amended, modified, supplemented or restated from time to time.

     3. Section 1.1 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

          "Second Amendment" means that certain Second Amendment
           ----------------
     to Credit Agreement dated effective as of October 1, 1998 among the Borrowers, the Agent, the Co-Agent and the Banks.




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     4.   Section 8.10 of the Credit Agreement is hereby amended
to add the following after the end of clause (d) of Section 8.10:

     ; further provided that (e) during the period commencing on October 1, 1998 and ending on December 31, 1999, the Company may purchase or acquire shares of its capital stock, in addition to the amounts heretofore permitted pursuant to clause (d), so long as the aggregate purchase price of such shares does not exceed $8,800,000.

     5.   Each of the undersigned Subsidiaries hereby expressly
(i) acknowledge the terms of this Amendment, (ii) ratify and affirm its obligations under the Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Credit Documents to which it is a party and
(iv) agrees that the Credit Documents to which it is a party remain in full force and effect with respect to the Indebtedness.

     6. This Amendment shall become binding when the Agent shall have received counterparts of this Amendment executed by the Borrowers and the Banks and such other documents as the Agent or its counsel may reasonably request.

     7. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     8. The Borrowers hereby reaffirm that as of the date of this Amendment, the representations and warranties made by the Borrowers in Article V of the Credit Agreement as amended hereby are true and correct on the date hereof as though made on and as of the date of this Amendment.

     9. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     11. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO IT AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY ANY BORROWER OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR THE BANKS.


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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed effective as of the date first above written.


BORROWER:                          WILLBROS GROUP, INC.


                                   By:     /s/ Melvin F. Spreitzer
                                   Name:   Melvin F. Spreitzer
                                   Title:  Executive Vice President



AGENT AND BANK:                    ABN AMRO BANK N.V.


                                   By:     /s/ W. Bryan Chapman
                                   Name:   W. Bryan Chapman
                                   Title:  Group Vice President


                                   By:     /s/ Stuart Murray
                                   Name:   Stuart Murray
                                   Title:  Vice President



CO-AGENT AND BANK:                 CREDIT LYONNAIS NEW YORK
                                   BRANCH


                                   By:     /s/ Xavier Ratouis
                                   Name:   Xavier Ratouis
                                   Title:  Senior Vice President



BANKS:                             NATIONSBANK, N.A. (FORMERLY
                                   KNOWN AS BOATMEN'S NATIONAL
                                   BANK OF OKLAHOMA)


                                   By:     /s/ Brad S. Thompson
                                   Name:   Brad S. Thompson
                                   Title:  Vice President




                               -3-



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                                   THE BANK OF NOVA SCOTIA


                                   By:     /s/ F.C.H. Ashby
                                   Name:   F.C.H. Ashby
                                   Title:  Senior Manager
                                           Loan Operations



                                   ARAB BANKING CORPORATION
                                   (B.S.C.)


                                   By:     /s/ Sheldon Tilney
                                   Name:   Sheldon Tilney
                                   Title:  Deputy General Manager



                                   AUSTRALIA AND NEW ZEALAND
                                   BANKING GROUP LTD.


                                   By:     /s/ Illegible
                                   Name:
                                   Title:  Vice President



                                   BANK AUSTRIA
                                   AKTIENGESELLSCHAFT - GRAND
                                   CAYMAN BRANCH


                                   By:     /s/ Michael T. Wiegand
                                   Name:   MICHAEL T. WIEGAND
                                   Title:  SENIOR VICE PRESIDENT



                                   BANK OF OKLAHOMA, N.A.


                                   By:     /s/ Pam Perrin Schloeder
                                   Name:   Pam Perrin Schloeder
                                   Title:  Vice President



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                                   THE BANK OF TOKYO-MITSUBISHI,
                                   LTD.-HOUSTON AGENCY


                                   By:     /s/ Michael Meiss
                                   Name:   Michael Meiss
                                   Title:  Vice President



                                   WILLBROS USA, INC.


                                   By:     /s/ Melvin F. Spreitzer
                                   Name:   Melvin F. Spreitzer
                                   Title:  Executive Vice President



                                   WILLBROS ENGINEERING &
                                   CONSTRUCTION LIMITED


                                   By:     /s/ Adrian P. Wright
                                   Name:   Adrian P. Wright
                                   Title:  Vice President



                                   MUSKETEER OIL B.V.


                                   By:     /s/ Wolbert H. Kamphuijs
                                   Name:   Wolbert H. Kamphuijs
                                   Title:  HOLLAND INTERTRUST CORPORATION B.V
                                           Managing Director











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